Exhibit 32.1

Certification Pursuant to 18 U.S.C Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of clickNsettle.com, Inc. (the “Company”) on Form 10-QSB for the three and six months ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-QSB”), I, Roy Israel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that;

(1)	The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2006

/s/ Roy Israel
Roy Israel - Chairman of the Board, CEO and President